Income tax expense - Summary of the amount of temporary difference regarding investment in subsidiaries that are not recognized as deferred tax liabilities (Details) - KRW (₩) ₩ in Millions	Dec. 31, 2022	Dec. 31, 2021
The amount of temporary difference regarding investment in subsidiaries that are not recognized as deferred tax liabilities [Abstract]
Investment in subsidiaries	₩ (8,888,268)	₩ (8,486,919)